UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 10, 2017

Commission File No.	Exact name of each Registrant as specified in its charter, state of incorporation, address of principal executive offices, telephone number	I.R.S. Employer Identification Number
1-5007	TAMPA ELECTRIC COMPANY	59-0475140
(a Florida corporation) TECO Plaza 702 N. Franklin Street Tampa, Florida 33602 (813) 228-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant

On November 10, 2017, it was determined that Ernst & Young LLP (“EY”) would be engaged as Tampa Electric Company’s (the “Company’s) independent registered public accounting firm for the Company’s fiscal year ending December 31, 2018, subject to completion of EY’s standard client acceptance procedures and execution of an engagement letter. PricewaterhouseCoopers LLP (“PwC”), the Company’s current independent registered public accounting firm, will continue as the Company’s independent registered public accounting firm for the year ending December 31, 2017, and will effectively be dismissed as the Company’s independent registered public accounting firm thereafter. The change in accounting firm was approved by the Board of Directors of Emera Inc. (“Emera”), the Company’s ultimate parent. EY serves as the independent accounting firm for Emera.

PwC’s audit reports on the Company’s consolidated financial statements for each of the two most recent fiscal years ended December 31, 2015 and 2016 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years ended December 31, 2015 and 2016, and in the subsequent interim periods through November 10, 2017, there were (i) no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in its reports on the consolidated financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company has requested that PwC furnish a letter address to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of PwC’s letter dated November 16, 2017 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the Company’s two most recent fiscal years ended December 31, 2015 and 2016 and subsequent interim periods through November 10, 2017, neither the Company nor anyone on its behalf has consulted with EY regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits

16.1	Letter of PricewaterhouseCoopers LLP, dated November 16, 2017, regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAMPA ELECTRIC COMPANY
(Registrant)

Date: November 16, 2017	By:	/s/ Kim M. Caruso

Kim M. Caruso Treasurer